United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026 (March 25, 2026)

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 322-8818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

Abundia Global Impact Group, Inc. (the “Company”) intends to hold its 2026 annual meeting of stockholders (the “2026 Annual Meeting”) on May 14, 2026. The Company has set the close of business on March 17, 2026 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournments thereof. The time and location of the 2026 Annual Meeting will be specified in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting.

The Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) was held on December 16, 2025. As the date of the 2026 Annual Meeting will have been changed by more than 30 days from the one-year anniversary of the 2025 Annual Meeting, the Company is informing stockholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing stockholders of the new dates described below for submitting stockholder proposals and other matters.

Pursuant to Rule 14a-8 of the Exchange Act and the Company’s second amended and restated bylaws (the “Bylaws”), a stockholder intending to present a proposal to be included in the proxy statement for the 2026 Annual Meeting must deliver the proposal in writing to the Company’s Secretary at its corporate office at 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056 no later than the close of business on April 5, 2026. In addition to complying with such deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must also comply with the Bylaws, Delaware law as well as all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Exchange Act. Any director nominations and stockholder proposals received after such deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2026 Annual Meeting nor will it be considered at the 2026 Annual Meeting.

In addition, any stockholder who wishes to make a nomination or introduce an item of business at the 2026 Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must deliver proper notice to us in writing to our Corporate Secretary at our corporate office at 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056 not later than the close of business on April 5, 2026.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our corporate office at 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056 setting forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on April 5, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.
Dated: March 26, 2026

	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer